UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: June 1 – August 31, 2011

Item 1. Schedule of Investments.

Macquarie Global Infrastructure Total Return Fund

Schedule of Investments

August 31, 2011 (Unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $
COMMON STOCKS - 124.53%
Australia - 16.54%
Asciano, Ltd.(1)	10,314,370	$17,374,008
MAp Group(1)	2,671,685	9,045,460
Spark Infrastructure Group(1)(2)	14,637,768	19,693,313
Transurban Group(1)	1,766,574	9,801,417
		55,914,198

Bermuda - 0.68%
COSCO Pacific, Ltd.	1,676,000	2,301,994

Brazil - 4.91%
EDP Energias do Brasil SA(1)	396,800	9,534,267
LLX Logistica SA(1)(3)	2,715,800	7,079,949
		16,614,216

Canada - 6.02%
Enbridge, Inc.	291,192	9,663,780
TransCanada Corp.	247,303	10,697,187
		20,360,967

China - 11.91%
Beijing Capital International Airport Co., Ltd.(3)	9,126,000	4,370,156
Beijing Enterprises Holdings, Ltd.	2,256,000	10,903,099
China Merchants Holdings International Co., Ltd.	1,376,000	4,125,499
Dalian Port PDA Co., Ltd.	23,536,000	6,219,355
Jiangsu Expressway Co., Ltd.	6,288,000	5,258,165
Zhejiang Expressway Co., Ltd.	15,004,609	9,380,278
		40,256,552

France - 14.82%
Aeroports de Paris	167,299	13,965,287
GDF Suez	522,381	16,408,094
Vinci SA	378,179	19,732,737
		50,106,118

Germany - 8.44%
E.ON AG	423,988	9,259,108
Fraport AG Frankfurt Airport Services Worldwide	60,573	4,237,647
Hamburger Hafen und Logistik AG(1)	441,282	15,050,585
		28,547,340

Italy - 6.17%
Atlantia SpA(1)	1,295,012	20,866,335

Japan - 3.65%
East Japan Railway Co.	94,247	5,660,219
Tokyo Gas Co., Ltd.	1,454,473	6,692,713
		12,352,932

Luxembourg - 1.17%
SES SA(1)	145,121	3,966,698

Mexico - 2.67%
Grupo Aeroportuario del Pacifico SA de CV - Class B	1,135,106	4,342,298

Grupo Aeroportuario del Sureste SAB de CV - ADR		81,614	$4,692,805
			9,035,103

South Korea - 2.07%
Korea Electric Power Corp.(3)		329,770	7,000,889

Spain - 4.79%
Abertis Infraestructuras SA(1)(3)		680,535	10,791,154
Red Electrica de Espana SA(1)		109,935	5,401,476
			16,192,630

Switzerland - 2.13%
Flughafen Zuerich AG(1)		16,268	7,188,189

United Kingdom - 9.57%
Centrica Plc(1)		1,377,118	6,672,437
National Grid Plc(1)		1,099,711	11,079,049
Severn Trent Plc(1)		422,077	10,045,423
United Utilities Plc		469,645	4,565,703
			32,362,612

United States - 28.99%
American Electric Power Co., Inc.		123,200	4,759,216
American Water Works Co., Inc.(1)		225,800	6,724,324
Corrections Corp. of America(1)(3)		469,000	10,641,610
Crown Castle International Corp.(1)(3)		234,190	10,170,872
FirstEnergy Corp.		204,200	9,035,850
ITC Holdings Corp.(1)		59,831	4,526,813
NextEra Energy, Inc.(1)		214,500	12,166,440
PG&E Corp.(1)		493,900	20,916,665
Southern Co.(1)		108,200	4,475,152
Spectra Energy Corp.(1)		334,100	8,676,577
The Williams Cos., Inc.		220,500	5,951,295
			98,044,814

Total Common Stocks			421,111,587
(Cost $445,000,164)

MASTER LIMITED PARTNERSHIPS - 5.73%
United States - 5.73%
Energy Transfer Equity LP(4)		82,526	3,155,794
Enterprise Products Partners LP(1)		208,078	8,770,488
Magellan Midstream Partners LP(1)		124,367	7,458,289
			19,384,571

Total Master Limited Partnerships			19,384,571
(Cost $16,702,113)

RIGHTS - 0.16%
Abertis Infraestructuras SA (expiring 9/5/11)(1)		680,535	537,671

Total Rights			537,671
(Cost $–)

Total Investments - 130.42%			441,033,829
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $461,702,277)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 0.95%
Invesco Short-Term Investments Trust, Liquid Assets Portfolio, Institutional Class(5)	0.020%	3,227,150	3,227,150

Total Investments Purchased with Cash Collateral From Securities Loaned	$3,227,150
(Cost $3,227,150)

Total Investments - 131.37%	$444,260,979
(Cost $464,929,427)

Other Assets in Excess of Liabilities- 1.61%	5,442,255

Leverage Facility - (32.98)%(6)	(111,537,938)
Total Net Assets - 100.00%	$338,165,296

(1)	All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $257,400,653 as of August 31, 2011.
(2)

Security is not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration with accordance to Rule 144A under the Securities Act of 1933 and is technically considered a “restricted security”.

(3)	Non-Income Producing Security.
(4)	All or a portion of the security is on loan as of August 31, 2011.
(5)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 6)
(6)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 5 Under Notes to Quarterly Schedule of Investments).

Common Abbreviations:
ADR	American depositary receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Quarterly Schedule of Investments.

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS

August 31, 2011 (Unaudited)

1. Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee which shall be composed of at least five voting members designated by the Fund or the Manager, each of whom are officers of the Fund or representatives of the Manager. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: President, Chief Financial Officer/Treasurer, or Head Portfolio Manager. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

▪	the projected cash flows for the issuer;

▪	the fundamental business data relating to the issuer;

▪	an evaluation of the forces that influence the market in which these securities are purchased and sold;

▪	the type, size and cost of holding;

▪	the financial statements of the issuer;

▪	the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

▪	the information as to any transactions in or offers for the holding;

▪	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

▪	the business prospects of the issuer/ borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

▪	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Fair Value Measurements: In September 2006, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Measurements and Disclosures” (“Fair Value Statement” or “ASC 820.10.5,” formerly FAS 157) effective for fiscal years beginning after November 15, 2007. The Fair Value Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Fund adopted the Fair Value Statement as of the beginning of its fiscal year on December 1, 2008. Under the Fair Value Statement, various inputs are used in determining the value of the Fund’s investments.

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$144,055,100	$277,056,487	$-	$421,111,587

Master Limited Partnerships	19,384,571	-	-	19,384,571

Rights	537,671	-	-	537,671
Investments Purchased with Cash Collateral from Securities Loaned	-	3,227,150	-	3,227,150
Total	$163,977,342	$280,283,637	$-	$444,260,979

*

For detailed country descriptions, see the accompanying Schedule of Investments. For the period ended August 31, 2011, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

In January 2010, the FASB issued Auditing Standards Update (ASU) No. 2010-06, Improving Disclosures About Fair Value Measurements. ASU No. 2010-06 amended FASB Accounting Standards Codification (ASC) 820-10, Fair Value Measurements and Disclosures (“FASB ASC 820”) to require new disclosures with regards to significant transfers into and out of Levels 1 and 2. ASU No. 2010-06 also clarifies existing fair value disclosures about the appropriate level of disaggregation and about inputs and valuation techniques for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures were effective for interim and annual reporting periods beginning after December 15, 2009. The adoption on January 1, 2010, of the additional disclosure requirements of ASU No. 2010-06 did not materially impact the Fund’s financial statement disclosures.

At August 31, 2011, there were no non-U.S. exchange listed securities that were fair valued using IDC’s FVIS model and caused a significant movement between Level 1 and Level 2 fair value tiers.

In addition, ASU No. 2010-06 requires separate disclosures about purchases, sales, issuances, and other settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of the additional Level 3 rollforward disclosure requirements is not expected to materially impact the Fund’s financial statement disclosures.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of August 31, 2011, the Fund did not classify any funds (proceeds) as restricted.

2. Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

3. Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

4. Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires the market value of the collateral to exceed payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. As of August 31, 2011, the Fund did not hold any repurchase agreements in its portfolio.

5. Leverage: On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the “BNP Paribas Facility”), which provides a credit facility to be used as leverage for the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). At August 31, 2011 the Fund maintained an asset coverage of 403%. The agreement was amended on July 23, 2010 to allow the Fund to borrow an additional €20 million. As of August 31, 2011 the Fund had $82,808,085 and €20,000,000 in leverage outstanding under the BNP Paribas Facility. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. As of August 31, 2011 the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $257,400,653.

The Fund pays interest monthly on the outstanding amounts under the BNP Paribas Facility at the rate of 100 bps per annum above 3-month LIBOR for the U.S. Dollar line and 100 bps per annum above the 3-month EURIBOR for the Euro line. The interest payable on the U.S. Dollar line and Euro line is due monthly. On May 15, 2011 the Agreement was amended to include a Financing Cap Rate of 200 bps for the U.S. Dollar line and 350 bps for the Euro line for the period from March 16, 2011 through March 16, 2012 (the “Cap Period”). To the extent that average daily balances fall below $75,000,000 during the Cap Period, the Fund may incur Minimum Usage Fees of 15 bps on the amount by which the average daily balances fall below the Maximum Commitment Financing. In the event that the amount of the Maximum Commitment Financing is reduced during the Cap Period, the Fund may incur Breakage Fees of 15 bps on the amount by which the Maximum Commitment Financing has been reduced. Current Maximum Commitment Financing is $100,000,000 on the U.S. Dollar line and €20,000,000 on Euro line.

As of August 31, 2011 the accrued interest on the outstanding borrowing by the Fund was $90,012. The daily average amounts outstanding under BNP Paribas Facility were $64,424,873 with an average rate on the borrowing of 1.28% for U.S. Dollar for the period ended August 31, 2011, and €18,855,474, with the average rate on borrowing of 1.30% for the period ended August 31, 2011. The Fund also incurs a commitment fee of 50 bps for the amount of commitment available in excess of the outstanding loan. The unused amounts under the BNP Paribas Facility were $17,191,915 for the U.S. Dollar, and €0 for the Euro, as of the period ended at August 31, 2011. The note payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line of the BNP Paribas Facility.

6. Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Invesco Short-Term Investment Trust. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of August 31, 2011, the Fund had securities on loan valued at $3,124,208 and received cash collateral with a value of $3,227,150.

7. Income Tax: Net unrealized appreciation (depreciation) of investments based on federal tax costs were as follows:

Gross appreciation (excess of value over tax cost)	$28,894,844
Gross depreciation (excess of tax cost over value)	(46,752,088)
Net unrealized depreciation	(17,857,244)
Total cost for federal income tax purposes	$462,118,223

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of The Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer/Principal Executive Officer

Date:	October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer/Principal Executive Officer

Date:	October 27, 2011

By:	/s/ Meredith Meyer
Meredith Meyer
Treasurer, Chief Financial Officer/Principal Financial Officer

Date:	October 27, 2011